EXHIBIT 99.2
                                 ------------

                        Corridor Contract Confirmation


                                                              26 February 2007

BNP PARIBAS                          THE BANK OF NEW YORK, NOT
                                     INDIVIDUALLY OR PERSONALLY BUT
                                     SOLELY AS TRUSTEE OF THE
                                     SUPPLEMENTAL INTEREST TRUST FOR
                                     CWMBS, INC. CHL MORTGAGE
                                     PASS-THROUGH TRUST 2007-3
                                     MATTHEW J. SABINO
BFI-LSI-CMO-BACK OFFICE SWAPS        THE BANK OF NEW YORK
ACI:CSB04A1                          101 BARCLAY STREET-4W
75450 PARIS CEDEX 09                 NEW YORK
FRANCE                               NEW YORK 10286
                                     UNITED STATES
FAX:  +33 1 42 98 67 04              FAX:  212-815-3986

                     RATE CAP TRANSACTION CONFIRMATION
            BETWEEN COUNTRYWIDE HOME LOANS, INC. AND BNP PARIBAS

      The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). In this Confirmation, "Party A" means BNP Paribas and "Party B" means The Bank of New York, not individually or personally but solely as trustee of the Supplemental Interest Trust for CWMBS, Inc. CHL Mortgage Pass-Through Trust 2007-3.

      The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement. Terms capitalized but not defined herein shall have the meanings attributed to them in the pooling and servicing agreement dated as of February 1, 2007 (the "Pooling and Servicing Agreement") among CWMBS, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee.

      This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. This Confirmation (including the schedule hereto) will constitute a Confirmation that supplements, forms a part of, and is subject to, an agreement (the "Agreement") in the form of the 1992 Multicurrency - Cross Border Master Agreement in the form published by the International Swaps and Derivatives Association, Inc. (the "ISDA Form"), as if on the Trade Date we had executed an agreement in such form, but without any Schedule except for the elections made herein.

      In the event of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for purposes of this Swap Transaction.

The terms of the particular Transaction to which this Confirmation relates are as follows:

-------------------------------------------- ------------------------------------------
2.                                           TRADE DETAILS
-------------------------------------------- ------------------------------------------
Our Reference:                               2318976/2318977
-------------------------------------------- ------------------------------------------
Notional Amount:                             USD 25,000,000.00
                                             Subject to Amortization as
                                             defined in Appendix.
-------------------------------------------- ------------------------------------------
Trade Date:                                  20 February 2007.

-------------------------------------------- ------------------------------------------
Effective Date:                              27 February 2007.

-------------------------------------------- ------------------------------------------
Termination Date:                            25   August   2011,   subject   to   no
                                             adjustment.
-------------------------------------------- ------------------------------------------
Calculation Agent:                           Party A; provided,  however, that if an
                                             Event of Default  occurs  with  respect
                                             to  Party  A,  then  Party B  shall  be
                                             entitled   to   appoint   a   financial
                                             institution  which  would  qualify as a
                                             Reference   Market-maker   to   act  as
                                             Calculation Agent.
-------------------------------------------- ------------------------------------------
Fixed Amounts:
-------------------------------------------- ------------------------------------------
        Fixed Rate Payer:                    Party  B;   provided,   however,   that
                                             payment of the Fixed  Amount to Party A
                                             has been  made on  behalf of Party B by
                                             BNP Paribas.

        Fixed Amount:                        USD 97,000.

        Fixed Rate Payer Payment Date:       27 February 2007
                                             subject  to  adjustment  in  accordance
                                             with the  Modified  Following  Business
                                             Day Convention.


-------------------------------------------- ------------------------------------------
Floating Amounts:
-------------------------------------------- ------------------------------------------
        Floating Rate Payer:                 Party A.

        Cap Rate:                            5.40%

        Floating  Rate  Payer  Period  End   The  25th of each  month  in each  year
        Date(s):                             from (and  including)  25 March 2007 to
                                             (and including) the  Termination  Date,
                                             subject to no adjustment.

        Floating    Rate   Payer   Payment   Early  Payment  shall  be   applicable.
        Date(s):                             For  each   Calculation   Period,   the
                                             Floating Rate Payer Payment Date
                                             shall be the first Business Day
                                             prior to the related Floating
                                             Rate Payer Period End Date.

        Floating Rate Option:                USD-LIBOR-BBA;  provided, however, that
                                             if the Floating  Rate  determined  from
                                             such   Floating  Rate  Option  for  any
                                             Calculation   Period  is  greater  than
                                             8.90%,  then the Floating Rate for such
                                             Calculation  Period  shall be deemed to
                                             be 8.90%.

        Floating Rate Day Count Fraction:    30/360.

        Floating Amount:                     To be  determined  with  the  following
                                             formula:

                                             Greater of (i) (Floating Rate -
                                             Cap Rate) * Notional Amount *
                                             Floating Rate Day Count Fraction
                                             and (ii) zero.

-------------------------------------------- ------------------------------------------
        Designated Maturity:                 1 Month.

-------------------------------------------- ------------------------------------------
        Compounding:                         Inapplicable.
-------------------------------------------- ------------------------------------------
        Reset Dates:                         The  first  day  of  each   Calculation
                                             Period.
-------------------------------------------- ------------------------------------------
Business Days:                               New York.

-------------------------------------------- ------------------------------------------
3.                                           ACCOUNT DETAILS
-------------------------------------------- ------------------------------------------
Payments to Party A:                         BNP PARIBAS NEW YORK, NEW YORK
                                             Swift Code:  BNPAUS3NXXX
                                             A/C 00200-194093-001-36
                                             Favor:  BNP PARIBAS
                                             Swift Code:  BNPAFRPP
                                             Attn:   Swaps  and   Derivatives   Back
                                             Office

-------------------------------------------- ------------------------------------------
Payments to Party B:                         The Bank of New York
                                             New York, NY
                                             ABA # 021-000-018
                                             GLA # 111-565
                                             For Further Credit:  TAS A/C 540423
                                             Attn: Matthew J. Sabino 212-815- 6093
                                             Fax:  212-815-3986.

-------------------------------------------- ------------------------------------------

4. Provisions Deemed Incorporated into this Agreement:

The following provisions i) through vii) will be deemed to be incorporated into the Agreement:

i) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

ii)   Termination Provisions. For purposes of the Agreement:

      (a) "Specified Entity" means in relation to Party A for the purpose of the Agreement:

            Section 5(a)(v): None;
            Section 5(a)(vi): None;
            Section 5(a)(vii): None;
            Section 5(b)(iv):  None;

            and in relation to Party B for the purpose of this Agreement:

            Section 5(a)(v): None;
            Section 5(a)(vi): None;
            Section 5(a)(vii): None;
            Section 5(b)(iv):  None.

      (b) "Specified Transaction" is not applicable to Party A or Party B for any purpose, and accordingly, Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

      (c) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party A and Party B.

      (d) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party A and Party B.

      (e) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party A and Party B.

      (f) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

      (g) The "Bankruptcy" provisions of Section 5(a)(vii)(2) of the Agreement will be inapplicable to Party B.

      (h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

      (i) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B.

      (j) Payments on Early Termination. For the purpose of Section 6(e) of the Agreement:

            (i) Market Quotation will apply.

            (ii) The Second Method will apply.

      (k)   "Termination Currency" means United States Dollars.


iii)  Tax Representations.

      Payer Tax Representations. For the purpose of Section 3(e), each of Party A and Party B makes the following representation:

            It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

      Party A Payee Tax Representations. For the purpose of Section 3(f), Party A makes the following representations:

            (i) The following representation will apply to Party A when acting through its head office in Paris:

            It is fully eligible for the benefits of the "Business Profits" or "Industrial and Commercial Profits" provision, as the case may be, the "Interest" provision or the "Other Income" provision (if any) of the Specified Treaty with respect to any payment described in such provision and received or to be received by it in connection with this Agreement and no such payment is attributable to a trade or business carried on by it through a permanent establishment in the Specified Jurisdiction.

            If such representation applies, then:

            "Specified Treaty" means The Income Tax Convention between the United States of America and France.

            "Specified Jurisdiction" means the United States of America.

            (ii) Party A makes the following representation with respect to each branch (other than those located in the United States) that may be a party to a trade:

            It is a "non-U.S. branch of a foreign person" (as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations) for United States federal income tax purposes.

            (iii) Party A makes the following representation when its office in the United States is a party to a trade:

            Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of trade or business in the United States.

      Party B Payee Tax Representations. For the purpose of Section 3(f), Party B makes the following representation:

            Party  B is a is a  "U.S.  person"  (as  that  term  is  used in
            Section   1.1441-4(a)(3)(ii)   of  the  United  States  Treasury
            Regulations).

iv) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of this Agreement, if at any time and so long as Party B has satisfied in full all its payment obligations under Section 2(a)(i) of this Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of this Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Date pursuant to Section 6 of this Agreement only as a result of the occurrence of a Termination Event as set forth in either
      Section 5(b)(i) or 5(b)(ii) of this Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of this Agreement with respect to Party A as the Affected Party.

v) Limitation on Liability: Party A and Party B agree to the following: (a) the sole recourse in respect of the obligations of Party B hereunder shall be to the Trust Fund (as defined in the Pooling and Servicing Agreement), (b) the Bank of New York is entering into this Agreement solely in its capacity as trustee of the Supplemental Interest Trust and not in its individual capacity under the Pooling and Servicing Agreement and (c) in no case shall the Bank of New York (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Agreement, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under Party A.

vi)   Documents to be Delivered. For the purpose of Section 4(a):

      (a) Tax forms, documents or certificates to be delivered are:

-------------------------------------------------------------------------
Party required to       Form/Document/Certificate Date  by  which  to be
deliver document                                  delivered
-------------------------------------------------------------------------
Party A                 Form  W-8BEN.  One duly   Upon  execution  and
                        executed and  completed   delivery   of   this
                        United States  Internal   agreement,      with
                        Revenue   Service  Form   such   form   to  be
                        W-8BEN.                   updated    at    the
                                                  beginning   of  each
                                                  succeeding     three
                                                  calendar        year
                                                  period     beginning
                                                  after  execution  of
                                                  this  Agreement,  or
                                                  as         otherwise
                                                  required  under  the
                                                  then      applicable
                                                  United        States
                                                  Treasury
                                                  Regulations.

-------------------------------------------------------------------------
Party A and Party B     Any  document  required   Promptly  after  the
                        or           reasonably   earlier    of    (i)
                        requested  to allow the   reasonable    demand
                        other   party  to  make   by  either  party or
                        payments   under   this   (ii)  learning  that
                        Agreement  without  any   such     form     or
                        deduction            or   document          is
                        withholding  for  or on   required.
                        the  account of any Tax
                        or with such  deduction
                        or   withholding  at  a
                        reduced rate.

-------------------------------------------------------------------------


      (b) Other Documents to be delivered are:

------------------------------------------------------------------------------
Party required   Form/Document/Certificate     Date by       Covered by
to deliver                                     which to be   Section 3(d)
document                                       delivered     representation
------------------------------------------------------------------------------
Party A and      Any documents required or     Closing Date. Yes
Party B          reasonably requested by the
                 receiving party to evidence
                 authority of the delivering
                 party or its Credit Support
                 Provider, if any, to
                 execute and deliver this
                 Agreement, any
                 Confirmation, and any
                 Credit Support Documents to
                 which it is a party, and to
                 evidence the authority of
                 the delivering

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                 party to its Credit Support
                 Provider to perform its
                 obligations under this
                 Agreement, such Confirmation
                 and/or Credit Support
                 Document, as the case may be.
------------------------------------------------------------------------------
Party A and      A certificate of an           Closing Date  Yes
Party B          authorized officer of the
                 party, as to the incumbency
                 and authority of the
                 respective officers of the
                 party signing this
                 agreement, any relevant
                 Credit Support Document, or
                 any Confirmation, as the
                 case may be.
------------------------------------------------------------------------------



v)    Miscellaneous.

      (a) Address for Notices: For the purposes of Section 12(a) of this
Agreement:

      Address for notices or communications to Party A:

      BNP PARIBAS PARIS
      BFI-LSI-CMO BACK OFFICE SWAPS
      ACI:  CSB04A1
      75450 PARIS CEDEX 09
      FRANCE
      Fax:  + 33 1 42 98 67 04

      Interest Rate Derivatives back office contacts

      Confirmation discrepancy: +331.55.77.91.96
      Confirmation chasing: +331.55.77.91.94
      Faxing discrepancy: +331.55.77.92.01
      Payment confirmation: +331.55.77.92.07
      Payment investigation: +331.40.14.35.19

      Address for notices or communications to Party B:

Address:    The Bank of New York
            101 Barclay Street-4W
            New York, New York 10286
Attention:  Corporate Trust MBS Administration, CWMBS, Series 2007-3
Facsimile:  212-815-3986
Phone:      212-815-6093


      (b)   Process Agent. For the purpose of Section 13(c):

            Party A appoints as its Process Agent:  Not Applicable.

            Party B appoints as its Process Agent:  Not Applicable.

      (c) Offices. The provisions of Section 10(a) will apply to this Agreement.

      (d)   Multibranch Party. For the purpose of Section 10(c) of this
            Agreement:

                  Party A is a Multibranch Party, and may act through its New York or Paris, France Office or such other Office as may be agreed to by the parties in connection with a Transaction.

                  Party B is not a Multibranch Party.

      (e)   Credit Support Document. Not applicable to Party A or Party B.

      (f)   Credit Support Provider.

            With respect to Party A: Not Applicable.
            With respect to Party B: Not Applicable.

      (g) Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine except Section 5-1401 and
            Section 5-1402 of the New York General Obligation Law).

      (h) Consent to Recording. Each party hereto consents and agrees the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, and waives any further notice of such monitoring or recording.

      (i) Waiver of Jury Trial. To the extent permitted by applicable law, each party irrevocably waives any and all right to trial by jury in any legal proceeding in connection with this Agreement, any Credit Support Document to which it is a Party, or any Transaction. Each party also acknowledges that this waiver is a material inducement to the other party's entering into this Agreement.

      (j) "Affiliate" Party B shall be deemed to not have any Affiliates for purposes of this Agreement.

      (l)   Severability.     If   any   term,   provision,   covenant,   or
            condition of this Agreement,  or the application  thereof to any
            party  or   circumstance,   shall  be  held  to  be  invalid  or
            unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

            The parties shall endeavour to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

   vi) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-Off set fort in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

   vii) Regulation AB Compliance. Party A and Party B agree that the terms of the Item 1115 Agreement dated as of March 15, 2006
            (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and BNP Paribas shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

   viii)    Additional Representations:

            Each party represents to the other party that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary):-

            (a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the
                  Transaction: it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

            (b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Transaction. It is also capable of assuming, and assumes, the risks of the Transaction.

            (c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.

            (d) Purpose. It is entering into the Transaction for the purposes of hedging its assets or liabilities or in connection with a line of business.

            (e) Eligible Contract Participant Representation. It is an "eligible contract participant" within the meaning of
                  Section 1(a)(12) of the Commodity Exchange Act, as amended, including as amended by the Commodity Futures Modernization Act of 2000.



                  [Rest of Page Left Intentionally Blank]

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this confirmation enclosed for that purpose and returning it to us or by sending to us a letter or fax substantially similar to this letter, which letter or fax sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms.

Yours sincerely,

BNP PARIBAS SECURITIES CORP., ON BEHALF OF BNP PARIBAS

------------------------------------------------------------------------------
For and on behalf of                    For and on behalf of
BNP PARIBAS SECURITIES CORP., ON        BNP PARIBAS SECURITIES CORP., ON
BEHALF OF BNP PARIBAS                   BEHALF OF BNP PARIBAS
------------------------------------------------------------------------------

 /s/ Mara Conzo                          /s/ Victoria Baker
--------------------------------------- --------------------------------------
Name: Mara Conzo                        Name: Victoria Baker
Title: Authorized Signatory             Title: Authorized Signatory
Date:                                   Date:

--------------------------------------- --------------------------------------
For and on behalf of
THE BANK OF NEW YORK, NOT INDIVIDUALLY
OR PERSONALLY BUT SOLELY AS TRUSTEE OF
THE SUPPLEMENTAL INTEREST TRUST FOR
CWMBS, INC. CHL MORTGAGE PASS-THROUGH
TRUST 2007-3
--------------------------------------- --------------------------------------

 /s/ Michelle K. Penson
--------------------------------------- --------------------------------------
Name: Michelle K. Penson                Name:
Title: Vice President                   Title:
Date:                                   Date:

------------------------------------------------------------------------------

APPENDIX OF THE CONFIRMATION NO. 2318976/2318977

 Period Start Date    Period End Date   Notional Amount
    25 February 2007     25 March 2007  25,000,000.00
       25 March 2007     25 April 2007  24,976,131.29
       25 April 2007       25 May 2007  24,913,099.78
         25 May 2007      25 June 2007  24,818,820.37
        25 June 2007      25 July 2007  24,693,277.64
        25 July 2007    25 August 2007  24,536,526.72
      25 August 2007 25 September 2007  24,348,694.00
   25 September 2007   25 October 2007  24,129,977.62
     25 October 2007  25 November 2007  23,880,647.62
    25 November 2007  25 December 2007  23,601,046.07
    25 December 2007   25 January 2008  23,291,586.83
     25 January 2008  25 February 2008  22,952,755.14
    25 February 2008     25 March 2008  22,585,106.96
       25 March 2008     25 April 2008  22,189,268.10
       25 April 2008       25 May 2008  21,765,933.07
         25 May 2008      25 June 2008  21,315,863.82
        25 June 2008      25 July 2008  20,839,888.08
        25 July 2008    25 August 2008  20,338,897.63
      25 August 2008 25 September 2008  19,813,846.24
   25 September 2008   25 October 2008  19,265,747.47
     25 October 2008  25 November 2008  18,695,672.22
    25 November 2008  25 December 2008  18,104,746.06
    25 December 2008   25 January 2009  17,494,146.42
     25 January 2009  25 February 2009  16,865,099.53
    25 February 2009     25 March 2009  16,218,877.20
       25 March 2009     25 April 2009  15,556,793.51
       25 April 2009       25 May 2009  14,880,201.17
         25 May 2009      25 June 2009  14,190,487.94
        25 June 2009      25 July 2009  13,489,072.74
        25 July 2009    25 August 2009  12,777,659.94
      25 August 2009 25 September 2009  12,057,930.37
   25 September 2009   25 October 2009  11,358,408.86
     25 October 2009  25 November 2009  10,678,665.49
    25 November 2009  25 December 2009  10,018,278.94
    25 December 2009   25 January 2010   9,376,836.37
     25 January 2010  25 February 2010   8,753,933.22
    25 February 2010     25 March 2010   8,149,173.05
       25 March 2010     25 April 2010   7,562,167.37
       25 April 2010       25 May 2010   6,992,535.53
         25 May 2010      25 June 2010   6,439,904.49
        25 June 2010      25 July 2010   5,903,908.75
        25 July 2010    25 August 2010   5,384,190.15
      25 August 2010 25 September 2010   4,880,397.73

   25 September 2010   25 October 2010   4,392,187.59
     25 October 2010  25 November 2010   3,919,222.78
    25 November 2010  25 December 2010   3,461,173.10
    25 December 2010   25 January 2011   3,017,715.06
     25 January 2011  25 February 2011   2,588,531.64
    25 February 2011     25 March 2011   2,173,312.25
       25 March 2011     25 April 2011   1,771,752.55
       25 April 2011       25 May 2011   1,383,554.35
         25 May 2011      25 June 2011   1,008,425.48
        25 June 2011      25 July 2011     646,079.69
        25 July 2011    25 August 2011     296,236.48



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